UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Priority Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRIORITY INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
September 18, 2025
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Priority Income Fund, Inc. (the “Fund”), a Maryland corporation, to be held virtually on December 16, 2025, at 1:30 p.m., Eastern Time, at www.virtualshareholdermeeting.com/PRIFA2025. By accessing this live audio webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions. The Annual Meeting will be held solely on the Internet by virtual means.

    The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting, which includes the election of a director and a proposal to amend the Fund’s charter (the “Charter”) which the Fund believes will position it to potentially effect a future listing of the Fund’s outstanding shares of common stock on a national securities exchange (the “Listing”). The Listing is expected to occur prior to December 31, 2026, subject to market and financial conditions and final approval by the Fund’s Board of Directors. There can be no assurance that the Fund will be able to complete the Listing in the expected timeframe or at all. As previously disclosed in the Fund’s Form 8-K filed with the Securities and Exchange Commission on June 20, 2025, the Fund believes that the Listing will provide its stockholders with enhanced liquidity of their shares and may reduce total fund expenses.

At the Annual Meeting, holders of the outstanding shares of the Fund’s common stock and the outstanding shares of the Fund’s preferred stock, voting together as a single class, will be asked to (i) elect one director of the Fund and (ii) approve an amendment to the Charter that would limit the ability of the holders of the Fund’s shares of common stock to sell or otherwise transfer such shares in the 270-day period following the Listing, as is generally consistent with that implemented by other similarly situated closed-end funds and business development companies.

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting virtually via the live audio webcast. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy cards. If you attend the Annual Meeting, you may revoke your proxy prior to its exercise and vote at the Annual Meeting virtually. Your vote is very important to us. I urge you to submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call EQ Fund Solutions, LLC, the Fund’s proxy solicitor, at (800) 884-4725.

Further, from time to time the Fund may repurchase a portion of its common and preferred stock and is notifying you of such intention as required by applicable securities law.
Sincerely yours,
M. Grier Eliasek
Chief Executive Officer

PRIORITY INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 16, 2025
To the Stockholders of Priority Income Fund, Inc.:
The 2025 Annual Meeting of Stockholders, or the Annual Meeting, of Priority Income Fund, Inc. (“Priority,” the “Fund,” “we,” “us,” or “our”), a Maryland corporation, will be held virtually on December 16, 2025, at 1:30 p.m., Eastern Time, at www.virtualshareholdermeeting.com/PRIFA2025. By accessing this live audio webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions. The Annual Meeting will be held solely on the Internet by virtual means.

The Annual Meeting is being held for the following purposes:

1.to elect one Class I director of the Fund, as outlined below and more fully described in the accompanying proxy statement for the Annual Meeting (the “Proxy Statement”):
◦Mr. Eugene S. Stark, to be voted upon by holders of the outstanding shares of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the 2028 annual meeting of stockholders and until his successor is duly elected and qualifies.
2.to approve an amendment to the Fund’s charter (“Charter”), to be voted upon by holders of the outstanding shares of the Fund’s common stock and preferred stock, voting together as a single class, and as more fully described in the accompanying Proxy Statement, that would limit the ability of the holders of the outstanding shares of the Fund’s common stock to sell or otherwise transfer such shares in the 270-day period following the Listing, as is generally consistent with that implemented by other similarly situated closed-end funds and business development companies.

3.to transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.
The Fund’s Board of Directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record of the Fund’s outstanding common or preferred stock at the close of business on September 17, 2025 (the “Record Date”). Please complete, sign, date and return your proxy card to the Fund in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting virtually via the live audio webcast. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card(s). If you attend the Annual Meeting, you may revoke your proxy prior to its exercise and vote at the Annual Meeting virtually. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Annual Meeting is convened, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Fund.

If you were a stockholder as of the Record Date you may participate in the Annual Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PRIFA2025. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares are registered in your name with DST Systems Inc.) and want to participate in the Annual Meeting, including by voting and submitting questions, you must contact EQ Fund Solutions, LLC via email (attendameeting@equiniti.com; in the subject field write “Priority Income Fund, Inc. 2025 Annual Meeting”) to request a control number by December 9, 2025. If you do not have your control number, you may still attend the Annual Meeting via the live audio webcast if you are a confirmed stockholder, but you will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Annual Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 1:15 p.m. Eastern Time. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PRIFA2025. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares.

As always, the Fund encourages you to vote your shares at the Annual Meeting.
If you have any questions about the proposals to be voted on, please call EQ Fund Solutions, LLC, our proxy solicitor, at (800) 884-4725.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer,
Treasurer and Secretary
New York, New York
September 18, 2025

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting, revoke your proxy, and vote your shares by webcast at the Annual Meeting.

PRIORITY INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
PROXY STATEMENT
2025 Annual Meeting of Stockholders
This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Priority Income Fund, Inc., a Maryland corporation (“Priority,” the “Fund” or “we,” “us,” or “our”), for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on December 16, 2025, at 1:30 p.m., Eastern Time, at www.virtualshareholdermeeting.com/PRIFA2025, and at any adjournment or postponement thereof. By accessing this live audio webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions. The Annual Meeting will be held solely on the Internet by virtual means.

The Board has fixed the close of business on September 17, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 61,187,445 shares of Priority’s common stock were issued and outstanding. As of the Record Date, 5,374,065 shares of Priority’s preferred stock were issued and outstanding. Each share of preferred stock is entitled to one vote on matters to be voted on by holders of the preferred stock, and each share of common stock is entitled to one vote on any matters to be voted on by holders of the common stock.
This Proxy Statement and the accompanying proxy cards are first being released to stockholders on or about September 25, 2025.
Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, by webcast or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business for the Fund. If a quorum is not met by the Fund, or if there are not sufficient votes to approve a proposal, then we may adjourn the Annual Meeting and may incur additional expenses to continue to solicit additional votes.
We have engaged EQ Fund Solutions, LLC as our proxy solicitor, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.
We encourage you to vote, either by voting at the Annual Meeting virtually or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you return a properly executed proxy card but give no voting instructions, your shares will be voted FOR the election of the nominee as director and for the Charter amendment.
If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Fund’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting at the Annual Meeting virtually. Any stockholder of record attending the Annual Meeting virtually via the live audio webcast may vote whether or not he or she has previously authorized a proxy.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. If you attend the Annual Meeting virtually, you may revoke your proxy prior to its exercise and vote at the Annual Meeting virtually. No stockholders of the Fund have any dissenters’ or appraisal rights in connection with the proposals described herein.

If you are a stockholder as of the Record Date you may participate in the Annual Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PRIFA2025. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares are registered in your name with DST Systems Inc.) and want to participate in the Annual Meeting, including by voting and submitting questions, you must contact EQ Fund Solutions, LLC via email (attendameeting@equiniti.com; in the subject field write “Priority Income Fund, Inc. 2025 Annual Meeting”) to request a control number by December 9, 2025. If you do not have your control number, you may still attend the Annual Meeting via the live audio webcast if you are a confirmed stockholder, but you will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Annual Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 1:15 p.m. Eastern Time. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PRIFA2025. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares. If you have any other questions about the Annual Meeting or about voting, please call our solicitor, EQ Fund Solutions, LLC, at  (800) 884-4725.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON DECEMBER 16, 2025
The following materials relating to this Proxy Statement are available at https://vote.proxyonline.com/priority/docs/pris.pdf.
•    this Proxy Statement; and
•    the accompanying Notice of Annual Meeting.

Purpose of Annual Meeting
The Annual Meeting has been called for the following purposes:
1.to elect one Class I director of the Fund, as outlined below and more fully described in this Proxy Statement:
◦Mr. Eugene S. Stark, to be voted upon by holders of the outstanding shares of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the 2028 annual meeting of stockholders and until his successor is duly elected and qualifies.
2.to approve an amendment to the Fund’s charter (the “Charter”), to be voted upon by holders of the outstanding shares of the Fund’s common stock and preferred stock, voting together as a single class, and as more fully described in this Proxy Statement, that would limit the ability of the holders of the outstanding shares of the Fund’s common stock to sell or otherwise transfer such shares in the 270-day period following the Listing, as is generally consistent with that implemented by other similarly situated closed-end funds and business development companies (the “Transfer Restrictions Proposal”).

3.to transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.
Even if approved by the Fund’s stockholders, the Transfer Restrictions Proposal (which will remain subject to the final approval of the Board) will not be implemented unless and until the Listing occurs. The Board has retained the absolute discretion to withdraw the Transfer Restrictions Proposal at any time prior to the Annual Meeting and the Board has the absolute authority to determine not to implement the Transfer Restrictions Proposal (even after approved by the stockholders) if it subsequently determines that the Transfer Restrictions Proposal, for any reason, is not then in the best interests of the Fund.

Quorum Required
A quorum must be present at the Annual Meeting for any business to be conducted for the Fund. The Fund’s bylaws provide that the presence at the Annual Meeting, by webcast or by proxy, of the holders of shares of the Fund’s outstanding stock entitled to cast a majority of the votes entitled to be cast with respect thereto as of the Record Date will constitute a quorum, except with respect to any such matter that, under our Charter, applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence by webcast or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.

Shares that are present at the Annual Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. However, abstentions and “broker non-votes” on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.
    If a quorum is not present at the Annual Meeting, or if there are not sufficient votes to approve a proposal, or if the chairman of the Annual Meeting otherwise determines that additional solicitation of proxies is in the best interests of the Fund, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to permit further solicitation of proxies.

Votes Required
Election of Director. The election of a director requires the affirmative vote of the holders of a majority of shares outstanding and entitled to vote thereon. The Fund’s common stock and its preferred stock vote together as one class with respect to the election of Mr. Stark. Because directors are elected by vote of the holders of a majority of the outstanding shares, abstentions and broker non-votes will have the effect of a vote against a nominee.

Transfer Restrictions Proposal. The approval of the Transfer Restrictions Proposal requires the affirmative vote of the holders of a majority of shares outstanding and entitled to vote thereon. The Fund’s common stock and preferred stock vote together as one class with respect to the Transfer Restrictions Proposal. Because the Transfer Restrictions Proposal requires the vote of the holders of a majority of the outstanding shares, abstentions and broker non-votes will have the effect of a vote against the proposal. Even if approved by the Fund’s stockholders, the Transfer Restrictions Proposal will not be implemented unless and until the Listing occurs, and will remain subject to the final approval of the Board. The Board has the discretion to waive the application of the transfer restrictions as to any particular holder of the common stock without making such waiver applicable to the entire class of the holders of the common stock; however, the Board currently intends that any such waiver would be applicable to the entire class of the holders of the common stock or, if not applicable to the entire class, any such waiver would be based on an objective set of criteria. Further, the Board has retained the absolute discretion to withdraw the Transfer Restrictions Proposal at any time prior to the Annual Meeting and the Board has the absolute authority to determine not to implement the Transfer Restrictions Proposal (even after approved by the stockholders) if it subsequently determines that the Transfer Restrictions Proposal, for any reason, is not then in the best interests of the Fund.

Additional Solicitation. If a quorum is not present, if there are not enough votes to approve a proposal at the Annual Meeting, or if the chairman of the Annual Meeting determines that additional solicitation of proxies is otherwise in the best interests of the Fund, the chairman of the meeting may adjourn the Annual Meeting with respect to any or all of the proposals, including to permit the further solicitation of votes with respect to any proposal.

If a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation
The Fund will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the proxy cards. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.
    In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors or officers of the Fund and officers or employees of Priority Senior Secured Income Management, LLC (“PSSIM” or the “Fund’s investment adviser”), Prospect Capital Management L.P. (“PCM”), the operating member of the Fund’s investment adviser, Preferred Capital Securities, LLC, and/or Prospect Administration LLC (“Prospect Administration”), the Fund’s administrator. No additional compensation will be paid to directors, officers or employees for such services.

The Fund has also retained EQ Fund Solutions, LLC to assist in the solicitation of proxies for the Annual Meeting for a fee of approximately $162,265.16 plus out-of-pocket expenses.

Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on the proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, or by the person submitting a properly executed, later-dated proxy or attending the Annual Meeting and voting virtually. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

If you are a stockholder as of the Record Date, you may participate in the Annual Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PRIFA2025. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares are registered in your name with DST Systems Inc.) and want to participate in the Annual Meeting, including by voting and submitting questions, you must contact EQ Fund Solutions, LLC via email (attendameeting@equiniti.com; in the subject field write “Priority Income Fund, Inc. 2025 Annual Meeting”) to request a control number by December 9, 2025. If you do not have your control number, you may still attend the Annual Meeting via the live audio webcast if you are a confirmed stockholder, but you will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Annual Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 1:15 p.m. Eastern Time. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PRIFA2025. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares. If you have any other questions about the Annual Meeting or about voting, please call our solicitor, EQ Fund Solutions, LLC, at (800) 884-4725.
Investment Adviser, Administrator and Dealer Manager
PSSIM serves as the Fund’s investment adviser and Prospect Administration serves as the Fund’s administrator. PSSIM and Prospect Administration are located at 10 East 40th Street, 42nd Floor, New York, New York 10016. Preferred Capital Securities, LLC serves as the Fund's dealer manager (“Dealer Manager”) and its principal offices are located at 3284 Northside Parkway, Suite 150, Atlanta, GA 30327.

Security Ownership of Certain Beneficial Owners and Management
The Fund’s directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
The following table sets forth, as of September 17, 2025, certain ownership information with respect to the Fund’s common stock or preferred stock for (i) those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common stock or preferred stock, as well as for (ii) each current director, the nominee for director, the Fund’s executive officers, and the executive officers and directors as a group.
Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of the Fund’s shares of common stock or preferred stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission” or “SEC”) and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.
Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s common stock or preferred stock he or she beneficially owns, if any, and has the same address as the Fund. The Fund’s address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Outstanding(2)	Number of Shares of Preferred Stock Beneficially Owned	Percentage of Shares of Preferred Stock Outstanding(3)
5% or more holders
None	—	—	—	—
Interested Director
M. Grier Eliasek(4)	—	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—	—
William J. Gremp	—	—	—	—
Eugene S. Stark	—	—	—	—
Executive Officers
Kristin Van Dask	—	—	—	—
Executive officers and directors as a group	—	—	—	—
_______________________________
(1)    The business address of each director and executive officer of the Fund is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)    Based on a total of 61,187,445 shares of Priority’s common stock issued and outstanding as of September 17, 2025.
(3)    Based on a total of 5,374,065 shares of Priority’s preferred stock issued and outstanding as of September 17, 2025.
(4) Mr. Eliasek also serves as the Chief Executive Officer and President of the Fund.

The following table sets forth the dollar range of equity securities beneficially owned by each director and each nominee for election as a director of the Fund and equity securities beneficially owned by each director and each nominee for election as a director within the same family of investment companies as of September 17, 2025. Information as to beneficial ownership is based on information furnished to the Fund by the directors. The Fund is part of a “family of investment companies,” as that term is defined in the 1940 Act, that includes Prospect Floating Rate and Alternative Income Fund, Inc. (“PFLOAT”), Prospect Enhanced Yield Fund (“PENF”) and Prospect Capital Corporation (“PSEC” and, collectively with Priority, PFLOAT and PENF, the “Fund Complex”).

Name of Director	Dollar Range of Equity Securities in Priority(1)(2)	Dollar Range of Equity Securities in PFLOAT(1)(2)	Dollar Range of Equity Securities in PENF(1)(2)	Dollar Range of Equity Securities in PSEC(1)(2)
Interested Director
M. Grier Eliasek	None	None	None	Over $100,000
Independent Directors
Andrew C. Cooper	None	None	None	None
William J. Gremp	None	None	None	Over $100,000
Eugene S. Stark	None	None	None	Over $100,000
_______________________________
(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, which requires pecuniary interest.
(2)    The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

PROPOSAL 1: ELECTION OF DIRECTOR
Pursuant to the Fund’s bylaws, the Board may change the number of directors constituting the Board, provided that the number thereof shall never be less than three nor more than eight. In accordance with the Fund’s bylaws, the Fund has four directors on its Board as of the date of this Proxy Statement. Members of the Board have been divided into three staggered classes of directors, with directors in each class elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following their election and until their successors are duly elected and qualify.

•Eugene S. Stark is standing for election as a Class I director at the Annual Meeting to serve until the 2028 annual meeting of stockholders and until his successor is duly elected and qualifies.
A stockholder can vote for or against a nominee, or abstain from voting on this proposal. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named above. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that the person named above will be unable or unwilling to serve, and such person has consented to being named in this Proxy Statement and to serve if elected.
The Board recommends that you vote FOR the election of the nominee named in this Proxy Statement.

Information about the Director Nominee and Continuing Directors
Certain information with respect to the Class I director nominee of Priority for election at the Annual Meeting, as well as each of the continuing directors of the Fund, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Fund.
The 1940 Act requires that the Board consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment adviser or principal underwriter to the Fund; be an officer, director or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund.
The Board, in connection with the 1940 Act, has considered the independence of members of the Board who are not employed by PSSIM, Prospect Administration, PCM, the Dealer Manager or any of their respective affiliates and has concluded that Andrew C. Cooper, William J. Gremp and Eugene S. Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the 1940 Act. In reaching this conclusion, the Board concluded that Messrs. Cooper, Gremp and Stark had no relationships with PSSIM, Prospect Administration, PCM, the Dealer Manager or any of their respective affiliates, other than their positions as directors of the Fund and of other funds in the Fund Complex and, if applicable, investments in us that are on the same terms as those of other stockholders.
Eugene S. Stark has been nominated for election as a Class I director at the Annual Meeting to serve until the 2028 annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Stark is not being proposed for election pursuant to any agreement or understanding with any other director or the Fund. Mr. Stark has agreed to serve as a Class I director, if elected, and has consented to be named as a nominee.

Name (Age) Position(s) with the Fund (Since) Address(1)	Class Term Expires(2)	Number of Funds in the Fund Complex overseen by the Director or Nominee	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years(3)
Interested Director(4)
M. Grier Eliasek (52) Chairman of the Board, Director, Chief Executive Officer and President (July 2012)	Class III Continuing 2027	4
President and Chief Operating Officer of PSSIM, Director, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of PCM and Prospect Administration, Director, Chief Executive Officer and President of Prospect Floating Rate and Alternative Income Fund, Inc., and Trustee, President and Chief Executive Officer of Prospect Enhanced Yield Fund.

Independent Directors
William J. Gremp(5) (82) Director (October 2012)	Class II Continuing 2026	4	Member of Board of Directors of Prospect Capital Corporation and of Prospect Floating Rate and Alternative Income Fund, Inc. Member of Board of Trustees of Prospect Enhanced Yield Fund.
Andrew C. Cooper(5) (63) Director (October 2012)	Class III Continuing 2027	4	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions. Member of Board of Directors of Prospect Capital Corporation and of Prospect Floating Rate and Alternative Income Fund, Inc. Member of Board of Trustees of Prospect Enhanced Yield Fund.

Eugene S. Stark (67) Director (October 2012)	Class I Nominee 2028	4	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present. Member of Board of Directors of Prospect Capital Corporation and of Prospect Floating Rate and Alternative Income Fund, Inc. Member of Board of Trustees of Prospect Enhanced Yield Fund.
(1)The business address of each director of the Fund is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)For the nominee, the term stated assumes election by stockholders at the Annual Meeting.
(3)The Fund Complex consists of the Fund, PFLOAT, PENF and PSEC. Each of Messrs. Eliasek, Cooper, Gremp and Stark are directors of all three entities in the Fund Complex. Mr. Stark is up for election as a director of all three entities in the Fund Complex.
(4)Mr. Eliasek is an interested director as defined in the 1940 Act because of his positions with PCM and the Fund.
(5)Designated as a Preferred Director, which means that the director is elected solely by holders of the Fund’s outstanding Preferred Stock.
Committees of the Board
The Board has established an Audit Committee and a Nominating and Corporate Governance Committee. The charter of each committee is made available on our website at https://www.priorityincomefund.com. The Board does not have a compensation committee because the Fund’s executive officers do not receive any direct compensation from the Fund. For the fiscal year ended June 30, 2025, the Board held seven Board meetings, seven Audit Committee meetings, and one Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. One director attended last year’s annual meeting of stockholders.

The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Board’s Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (“independent accountants”) to audit the accounts and records of the Fund; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Fund, and recommending to the Board whether the audited financial statements should be included in the Fund’s annual report; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently comprised of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” of the Fund as defined in the 1940 Act, with Mr. Stark serving as chairman of the committee. The Board has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election or appointment to the Board on October 28, 2012.
The function of the Audit Committee is oversight. The Fund’s management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Fund’s annual financial statements in accordance with generally accepted accounting principles. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the Fund’s stockholders. The Board and its Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).
In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not full-time employees or management of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the Fund’s officers and employees, investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund.
The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to the Board by stockholders of the Fund, selecting qualified nominees to fill any vacancies on the Board or a committee thereof; developing and recommending to the Board a set of corporate governance principles applicable to the Fund, overseeing the evaluation of the Board and management and undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity. The Nominating and Corporate Governance Committee is presently comprised of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” of the Fund as defined in the 1940 Act, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating and Corporate Governance Committee concurrent with their election or appointment to the Board of Priority on October 28, 2012.
The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as director when such recommendations are submitted in accordance with the Fund’s bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016. When submitting a nomination to the Fund for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock and preferred stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Fund, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Fund operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem to be in our best interests and those of the Fund’s stockholders. The Board also believes it is appropriate for at least one key member of our management to participate as a member of the Board.
Compensation Committee. The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund. However, the compensation payable to the Fund’s investment adviser pursuant to the investment advisory and management agreement is separately approved by a majority of the Fund’s independent directors in accordance with Section 15(c) of the 1940 Act.
Corporate Governance
Board Leadership Structure
The Board believes that the combined position of Chief Executive Officer of the Fund and Chairman of the Board of the Fund is a superior model that results in greater efficiency regarding management of the Fund, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Fund arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Fund, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis.
The Board has not identified a lead independent director of the Board of the Fund in as much as the Board consists of only four individuals as of the date of this Proxy Statement. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include meetings of the independent directors in executive session without the presence of interested directors, management and our Adviser, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors, and the appointment of a chief compliance officer responsible for maintaining our compliance policies and procedures. In addition, although the independent directors recognize that having a lead independent director may in some circumstances help coordinate communications with management and otherwise assist a board of directors in the exercise of its oversight duties, the independent directors believe that, because of the size of the Board, the ratio of independent directors to interested directors, and the good working relationship among the Board members, it has not been necessary to designate a lead independent director. Further, the Board believes that its leadership structure is appropriate in light of the Fund’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between management of the Fund and the Board.
Director Independence
The 1940 Act requires that the Board consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment advisor or principal underwriter to the Fund; be an officer, director or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund. On an annual basis, each member of the Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under the 1940 Act. The Board has determined that each of its directors, other than Mr. Eliasek, is independent under the 1940 Act.

Role of the Chairman and Chief Executive Officer
As Chairman of the Board and Chief Executive Officer of the Fund, Mr. Eliasek assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Fund. Mr. Eliasek also manages the day-to-day operations of the Fund, with the support of the other executive officers. As Chief Executive Officer, Mr. Eliasek has general responsibility for the implementation of the policies of the Fund, as determined by the Board, and for the management of the business and affairs of the Fund. The Board has determined that its leadership structure, in which the majority of the directors are not affiliated with the Fund, PSSIM, Prospect Administration, PCM or their affiliates, is appropriate in light of the services that PSSIM and Prospect Administration and their affiliates provide to the Fund and the potential conflicts of interest that could arise from these relationships.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Fund
The Board believes that, collectively, the directors have balanced and diverse experiences, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
Interested Director
M. Grier Eliasek
Mr. Eliasek has been the Chairman of the Board and the Fund’s Chief Executive Officer and President since inception. Mr. Eliasek also currently serves as President and Chief Operating Officer of PSSIM, as a Managing Director of Prospect Administration, as President, Co-Founder and Chief Operating Officer of PSEC, as Chairman of the Board of Directors, Chief Executive Officer and President of PFLOAT, and as President and Chief Executive Officer of PENF. He also serves on the Board of Directors for PSEC and leads each of PCM’s investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining PCM in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

Mr. Eliasek brings to the Board business leadership and experience and knowledge of the energy sector, senior secured loans, other debt, private equity and venture capital investments as well as of diverse management practices. His depth of experience in managerial positions in investment management, securities research and financial services, as well as his extensive knowledge of the Fund’s business and operations, provide the Board valuable industry-specific knowledge and expertise on these and other matters. Mr. Eliasek’s service as Chairman of the Board, Chief Executive Officer and President of the Fund, as Chief Operating Officer and President of PSSIM and as a Managing Director of PCM and Prospect Administration provide him with a specific understanding of the Fund, its operation, and the business and regulatory issues facing the Fund.

Independent Directors

Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provide the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates cogeneration facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Fund’s Audit Committee and his independence from the Fund, PSSIM and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

William J. Gremp
Mr. Gremp brings to the Board of Directors a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Mr. Gremp was responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. Before that, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Fund’s Audit Committee and his independence from the Fund, PSSIM and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

Eugene S. Stark
Mr. Stark brings to the Board over 30 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of PSEC, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, four years as Senior Vice President of Finance of Prudential Investments, and two years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Fund’s Audit Committee and his independence from the Fund, PSSIM and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

Means by Which the Board Supervises Executive Officers
The Board is regularly informed on developments and issues related to the Fund’s business, and monitors the activities and responsibilities of the executive officers in various ways.
At each regular meeting of the Board, the executive officers report to the Board on developments and important issues. Each of the executive officers, as applicable, also provides regular updates to the members of the Board regarding the Fund’s business between the dates of regular meetings of the Board.
Executive officers and other members of PSSIM, PCM and Prospect Administration, at the invitation of the Board, regularly attend portions of meetings of the Board and its committees to report on the financial results of the Fund, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board’s Role in Risk Oversight
The Board performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are comprised solely of independent directors and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with its compliance policies and procedures.
As set forth in the descriptions regarding the Audit Committee and the Nominating and Corporate Governance Committee, the Audit Committee and the Nominating and Corporate Governance Committee assist the Board in fulfilling their risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Fund; reviewing and discussing with management the Fund’s financial statements included in the Fund’s semi-annual reports; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Governance Committee’s risk oversight responsibilities include selecting qualified nominees to be elected to the Board by stockholders; selecting qualified nominees to fill any vacancies on the Board or a committee thereof; developing and recommending to the Board a set of corporate governance principles applicable to the Fund; and overseeing the evaluation of the Board and management. Each of the Audit Committee and the Nominating and Corporate Governance Committee consists solely of independent directors.
The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. Each Chief Compliance Officer’s report, which is reviewed by the Board, addresses at a minimum (a) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.
The Fund believes that its Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as an investment company under the 1940 Act. In addition, the Fund elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund must, among other things, meet certain income source, asset diversification and income distribution requirements.
The Fund believes that the extent of its Board’s and its committees’ roles in risk oversight complements its Board’s leadership structure because it allows the Fund’s independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.
The Fund believes that a board’s role in risk oversight must be evaluated on a case by case basis and that its Board’s practices concerning risk oversight are appropriate. However, the Fund continually re-examines the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.
Corporate Governance Guidelines
Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has adopted Corporate Governance Guidelines on behalf of the Fund. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board; composition of and responsibilities of directors serving on committees of the Board; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board.

Code of Ethics and Practices and Policies Regarding Personal Trading, Hedging and Pledging of Fund Securities
The Fund, our Adviser and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and our Adviser and Prospect Administration have each adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940, as amended, that establishes procedures for personal investments and restricts certain personal securities transactions. The Fund’s code of ethics is available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

In addition, under our code of ethics, no affiliate, director, member, officer or employee of the Fund or our Adviser or any other person who has access to non-public information pertaining to the operations, assets, investment activities or other material matters concerning the Fund (“Access Persons”) and their immediate family members may trade in our shares without, among other things, first obtaining advance permission of one of either the chief compliance officer of the Fund or the chief compliance officer of our Adviser. Moreover, Access Persons are prohibited from engaging in hedging transactions with respect to the Fund’s securities, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds, and holding the Fund’s securities in a margin account or pledging the Fund’s securities as collateral for a loan.

Internal Reporting and Whistle Blower Protection Policy
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by personnel of concerns regarding questionable Accounting Matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chairman. Complaints may be submitted on an anonymous basis.
The Chief Compliance Officer may be contacted at:
Priority Income Fund, Inc.
Chief Compliance Officer
10 East 40th Street, 42nd Floor
New York, New York 10016
The Audit Committee Chairman may be contacted at:
Priority Income Fund, Inc.
Audit Committee Chairman
10 East 40th Street, 42nd Floor
New York, New York 10016
Communication with the Board
Stockholders with questions about the Fund are encouraged to contact the Fund. Stockholders may communicate with the Fund or its Board by sending their communications to Priority Income Fund, Inc., Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016. All stockholder communications received in this manner will be delivered as appropriate to one or more members of the Board.

Information about Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Fund	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 46(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018	Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Fund since April 2018. Ms. Van Dask previously served as controller at Prospect Administration LLC. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of PSSIM, Prospect Floating Rate and Alternative Income Fund, Inc., Prospect Capital Corporation and Prospect Enhanced Yield Fund.
_______________________________
(1)The business address of Ms. Van Dask is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Executive Officers and Directors
The following table sets forth information regarding the compensation received by the directors and executive officers for the Fund for the fiscal year ended June 30, 2025. No compensation is paid to the interested directors by the Fund.
Compensation Table

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses(1)	Total Compensation from the Fund and Fund Complex
Interested Director
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper	$62,500	None	$262,500
William J. Gremp	$62,500	None	$262,500
Eugene S. Stark	$62,500	None	$262,500
Executive Officers
Kristin Van Dask(2)	None	None	None

(1)    The Fund does not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)    The Fund has not paid, and does not intend to pay, any annual cash compensation to its executive officers for their services as executive officers. Mr. Eliasek is compensated by PCM from the income PCM receives as an owner of the Adviser. Ms. Van Dask is compensated from the income Prospect Administration receives under the administration agreements.

The independent directors are entitled to receive annual cash retainer fees, determined based on the Fund’s net asset value as of the end of each fiscal quarter. Amounts payable by the Fund under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$0
$100 million - $300 million	$35,000
$300 million - $500 million	$50,000
$500 million - $1 billion	$75,000
>$1 billion	$100,000

Independent Registered Public Accounting Firm
The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by a majority of the independent directors of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent registered public accounting firm for the Fund. The Fund’s independent registered public accounting firm for the fiscal year ended June 30, 2025 was Deloitte & Touche LLP (“Deloitte”).
At a meeting held on August 22, 2025, the Fund’s Audit Committee recommended and the Board, including a majority of the independent directors, approved the selection of Deloitte as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2026. The 1940 Act rules do not require that the Board’s selection of Deloitte be submitted for ratification by stockholders of the Fund. We expect that a representative of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. After reviewing the Fund’s audited financial statements for the fiscal year ended June 30, 2025, the Fund’s Audit Committee recommended to the Board that such statements be included in the Fund’s annual report to stockholders. A copy of the Audit Committee’s report appears below.
The Audit Committee and the Board have considered the independence of Deloitte and have concluded that Deloitte is independent as required by the applicable rules of the Public Company Accounting Oversight Board. In connection with their determination, Deloitte has advised the Fund that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Fund or its affiliates.
Audit Fees. The aggregate fees billed for professional services rendered by Deloitte for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2025 and June 30, 2024 were approximately $478,500 and $450,000, respectively.
Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit of the Fund’s financial statements and not reported under audit fees in the fiscal years ended June 30, 2025 and June 30, 2024 were approximately $0 and $0, respectively. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. The aggregate fees billed for professional services by Deloitte for tax compliance, tax advice and tax planning in the fiscal years ended June 30, 2025 and June 30, 2024 were approximately $0 and $0, respectively.
All Other Fees. The aggregate fees billed for professional services by Deloitte related to the credit facility in the fiscal years ended June 30, 2025 and June 30, 2024 were approximately $0 and $0, respectively.
Non-Audit Fees. For the fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to the Fund’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Fund’s investment advisor that provides ongoing services to the Fund and the Fund’s investment advisor were approximately $0 and $0, respectively.
Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves Deloitte’s engagements for audit and non-audit services to the Fund or the Fund’s investment adviser. Pre-approval considerations include whether the proposed services are compatible with maintaining Deloitte’s independence. All of the services described above were pre-approved by the Audit Committee. No services described above were approved by the Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by Deloitte to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser that were not required to be pre-approved by the Audit Committee is compatible with maintaining Deloitte’s independence.

Change in Independent Registered Public Accounting Firm

As previously disclosed in the Fund’s annual report on Form N-CSR filed with the SEC on August 29, 2024, on September 28, 2023, the Audit Committee of the Board approved the appointment of Deloitte as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2024, effective immediately concurrent with the dismissal of BDO USA, P.C. (“BDO”).

BDO’s reports on the Fund’s consolidated financial statements for the fiscal years ended June 30, 2023 and 2022, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s fiscal years ended June 30, 2023 and 2022, respectively, and the subsequent interim period through September 28, 2023, there were no (i) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports covering the Fund’s consolidated financial statements for such periods and (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the disclosure of the material weakness in the Fund’s internal control over financial reporting as disclosed in Item 11 of the Fund’s annual report on Form N-CSR for the year ended June 30, 2022 which was remediated as previously disclosed in the Fund’s annual report on Form N-CSR for the year ended June 30, 2023. The Audit Committee has discussed the subject matter of the above referenced reportable event with BDO and the Fund has authorized BDO to respond fully to the inquiries of Deloitte concerning the subject matter of such reportable event.

The Fund provided BDO with a copy of the annual report for the year ended June 30, 2024 prior to filing the annual report for the year ended June 30, 2024 in accordance with the requirements of Instruction 2 to Item 304 of Regulation S-K. A copy of BDO’s letter, dated August 29, 2024 was filed as Exhibit 99.13(C) to the annual report for the year ended June 30, 2024.

Audit Committee Report(1)
The following is the report of the Audit Committee with respect to the Fund’s audited financial statements for the fiscal year ended June 30, 2025.
The Audit Committee has reviewed and discussed the Fund’s audited financial statements with management and Deloitte, with and without management present. The Audit Committee included in its review results of Deloitte’s examinations, the Fund’s disclosure controls and procedures, and the quality of the Fund’s financial reporting. The Audit Committee also reviewed the Fund’s procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Fund’s chief executive officer and chief financial officer that are required in periodic reports filed by the Fund with the Commission.
The Audit Committee also has discussed with Deloitte matters relating to Deloitte’s judgments about the quality, as well as the acceptability, of the Fund’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 1301 (“AS 1301”). In addition, the Audit Committee has discussed with Deloitte their independence from management and the Fund, as well as the matters in the written disclosures received from Deloitte as required by AS 1301. Further, as required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” the Audit Committee received written, as well as oral communications from Deloitte confirming their independence and discussed the matter with Deloitte. The Audit Committee discussed and reviewed with Deloitte the Fund’s critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of Deloitte’s audits and all fees paid to Deloitte during the fiscal year. Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by Deloitte for the Fund. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has reviewed and considered the compatibility of Deloitte’s performance of non-audit services with the maintenance of Deloitte’s independence as the Fund’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board that the Fund’s audited financial statements for the fiscal year ended June 30, 2025 be included in the Fund’s annual report on Form N-CSR for the same fiscal year for filing with the Commission. In addition, the Audit Committee has recommended the appointment of Deloitte to serve as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2026.
Respectfully Submitted,
The Audit Committee
Eugene S. Stark, Chairman
Andrew C. Cooper
William J. Gremp

August 22, 2025
_____________________________
(1)    The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2: TRANSFER RESTRICTIONS PROPOSAL
In light of the Fund’s potential Listing, the Board considered that the existence of a large number of outstanding shares of common stock and stockholders prior to a Listing could negatively affect the market price of the common stock, if following the Listing, there was a significant number of sales of these shares of common stock or there was a perception that there could be a significant number of sales of these shares of common stock.

The Board considered a number of options to mitigate the concerns arising from the existence of a large number of shares of common stock and stockholders at the time of a potential Listing and determined that it was in the best interest of the Fund to include a provision in the Charter that would limit the transferability of the common stock outstanding at the time of a Listing for the 270-day period following the Listing. Specifically, the Board determined that without the prior written consent of the Board, a stockholder should not be able to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber (collectively, “Transfer”):

•one-quarter of the common stock held by such stockholder prior to the date of a Listing for 90 days following the Listing;
•an additional one-quarter of the common stock held by such stockholder prior to the date of a Listing for 180 days following the Listing; and
•an additional one-quarter of the common stock held by such stockholder prior to the date of a Listing for 270 days following the Listing.

Any purported Transfer in violation of this provision would be void and have no force or effect. If approved, these transfer restrictions will only affect a stockholder’s ability to Transfer their common stock following a Listing. Approval of these transfer restrictions will not affect the manner in which stockholders own their common stock or other stockholders’ obligations.

In making the determination that Transfer Restrictions Proposal is in the best interest of the Fund, the Board considered the following:

•As of the Record Date, there are 61,187,445 shares of common stock outstanding that are owned by 12,513 stockholders of record;
•There is currently no market for the common stock; however, following a Listing, the common stock will generally be freely transferable subject to applicable law;
•Even if a substantial number of sales are not affected, the mere perception of the possibility of these sales could depress the market price of the common stock and have a negative effect on the Fund’s ability to raise capital in the future;
•Anticipated downward pressure on the common stock price due to actual or anticipated sales of the common stock from this market overhang could cause some institutions or individuals to engage in short sales of the common stock, which could itself cause the price of the common stock to decline; and
•The terms of the proposed transfer restrictions are in line with the transfer restrictions imposed on similarly situated closed-end funds’ stockholders and business development companies’ stockholders.

The description of the Transfer Restrictions Proposal set forth above is qualified in its entirety by reference to the full text of the new Section 5.7 of the proposed Articles of Amendment and Restatement, which are attached hereto as Exhibit A and incorporated herein by reference.

The Board has unanimously declared the Transfer Restrictions Proposal advisable and in the best interests of the Fund and directed that the Transfer Restrictions Proposal be submitted to the stockholders of the Fund for their consideration. A stockholder can vote for or against, or abstain from voting on, the Transfer Restrictions Proposal. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the approval of the Transfer Restrictions Proposal. Approval of the Transfer Restrictions Proposal requires the affirmative vote of the holders of a majority of shares outstanding and entitled to vote thereon. The Fund’s common stockholders and preferred stockholders vote together as one class with respect to the Transfer Restrictions Proposal. Each share of common stock and preferred stock entitles the holder thereof to one vote. Even if approved by the Fund’s stockholders, the Transfer

Restrictions Proposal will not be implemented unless and until the Listing occurs, and will remain subject to the final approval of the Board. The Board has the discretion to waive the application of the transfer restrictions as to any particular holder of the common stock without making such waiver applicable to the entire class of the holders of the common stock; however, the Board currently intends that any such waiver would be applicable to the entire class of the holders of the common stock or, if not applicable to the entire class, any such waiver would be based on an objective set of criteria. Further, the Board has retained the absolute discretion to withdraw the Transfer Restrictions Proposal at any time prior to the Annual Meeting and the Board has the absolute authority to determine not to implement the Transfer Restrictions Proposal (even after approved by the stockholders) if it subsequently determines that the Transfer Restrictions Proposal, for any reason, is not then in the best interests of the Fund.

If the Transfer Restrictions Proposal is approved by stockholders and the Board determines to implement the Transfer Restrictions Proposal because a Listing occurs, the Fund will file Articles of Amendment and Restatement, substantially in the form attached hereto as Exhibit A, with the State Department of Assessments and Taxation of Maryland.

The Board recommends that you vote FOR the approval of the Transfer Restrictions Proposal.

Financial Statements and Other Information
The Fund will furnish, without charge, a copy its annual report and the most recent semi-annual report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Fund at Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the internet at http://www.sec.gov.
Householding of Proxy Materials
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the Fund at the address and phone number set forth below.
Requests should be directed to Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at www.sec.gov.
Other Business
The Board knows of no other matters that may be presented for stockholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon them in their discretion.
Submission of Stockholder Proposals
Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Fund’s proxy statement and proxy card for consideration at the 2026 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Fund, c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016, in a timely manner, calculated in the manner provided in Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund expects that the 2026 Annual Meeting of Stockholders will be held in December 2026, but the exact date, time and location of such meeting have yet to be determined. While the Board will consider stockholder proposals, the Fund reserves the right to omit from its proxy statement and proxy card any stockholder proposal that it is not required to include under the Exchange Act, including Rule 14a-8 under the Exchange Act.
To be considered timely pursuant to Rule 14a-8(e) under the Exchange Act for inclusion in the Fund’s proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder’s proposal must be received at the Fund’s principal executive offices not less than 120 calendar days before the anniversary of the date the Fund’s proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder’s proposal must be received not later than May 28, 2026 in order to be included in the Fund’s proxy statement and proxy card for the 2026 Annual Meeting of Stockholders.
    In addition, the Fund’s bylaws contain an advance notice provision with respect to director nominations and other proposals, other than for stockholder proposals submitted pursuant to Rule 14a-8 discussed above. The Fund’s bylaws currently provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose other business for consideration at an annual meeting, written notice in the manner provided for in the bylaws containing the information required by the bylaws generally must be delivered to the Fund’s Secretary at its principal executive office not earlier than the 150th day prior to the first anniversary of the date the Fund first released its proxy statement for the preceding year’s annual meeting (the “Anniversary Date”) nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the Anniversary Date. Accordingly, under the Fund’s current bylaws, a stockholder nomination for director or proposal of other business intended to be considered at the 2026 Annual Meeting of Stockholders must be received by the Fund’s Secretary not earlier than April 28, 2026, and not later than 5:00 p.m., Eastern Time, on May 28, 2026. Proposals should be addressed to the Fund’s Secretary, c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016. In the event that the date of the next annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the prior annual meeting of stockholders, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such next annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such next annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such next annual meeting is first made. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer,
Treasurer and Secretary

New York, New York
September 18, 2025

Exhibit A

Proposed Articles of Amendment and Restatement

PRIORITY INCOME FUND, INC.
ARTICLES OF AMENDMENT AND RESTATEMENT
FIRST: Priority Income Fund, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter of the Corporation (the “Charter”) currently in effect and as hereinafter amended:
ARTICLE I
NAME
The name of the corporation (the “Corporation”) is:
Priority Income Fund, Inc.
ARTICLE II
PURPOSE
The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force, including, without limitation or obligation, engaging in business as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or as a business development company, subject to making an election under the 1940 Act.
ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The name of the resident agent of the Corporation in Maryland is CSC-Lawyers Incorporating Service Company whose address is 7 St. Paul Street, Suite 1660, Baltimore, MD 21202. The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, MD 21202.
ARTICLE IV
PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS
Section 4.1     Number, Classification and Election of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation is four, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). The names of the current directors, their class and the year of the annual meeting of stockholders at which their term shall expire are:

M. Grier Eliasek	Class III	2027
Andrew C. Cooper	Class III	2027
William J. Gremp	Class II	2026
Eugene S. Stark	Class I	2025
The directors may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors in the manner provided in the Bylaws.
On the first date on which the Corporation shall have more than one stockholder of record, the directors (other than any director elected solely by holders of one or more classes or series of Preferred Stock in connection with dividend arrearages) shall be classified, with respect to the terms for which they severally hold office, into three classes, as determined by the Board of Directors, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.
Section 4.2     Extraordinary Actions. Except as specifically provided in Section 4.9 (relating to removal of directors), and in Section 6.2 (relating to certain actions and certain amendments to the Charter), notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 4.3     Election of Directors. Except as otherwise provided in the Bylaws of the Corporation, each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.
Section 4.4     Quorum. The presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.
Section 4.5     Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration, if any, as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.
Section 4.6     Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 5.4 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

Section 4.7     Appraisal Rights. No holder of stock of the Corporation shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock or any proportion of the shares thereof, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.
Section 4.8     Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.
Section 4.9     Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.
ARTICLE V
STOCK
Section 5.1     Authorized Shares. The Corporation has authority to issue 200,000,000 shares of stock, 150,000,000 of which are classified as common stock, $0.01 par value per share (“Common Stock”), and 50,000,000 of which are classified as Term Preferred Stock, $0.01 par value per share (“Term Preferred Stock”) Of the 150,000,000 shares of Common Stock, 130,000,000 are classified as Class R Common Stock (the “Class R Common Stock”), 10,000,000 are classified as Class RIA Common Stock (the “Class RIA Common Stock”), and 10,000,000 of which are classified as Class I Common Stock (the “Class I Common Stock”). Of the 50,000,000 shares of Term Preferred Stock, 8,000,000 are designated as 7.000% Series D Term Preferred Stock, 3,380,000 are designated as Series 6.625% F Term Preferred Stock, 3,472,000 are designated as 6.250% Series G Term Preferred Stock, 3,196,000 are designated as 6.000% Series H Term Preferred Stock, 3,600,000 are designated as 6.125% Series I Term Preferred Stock, 6.000% 3,600,000 are designated as Series J Term Preferred Stock, 3,600,000 are designated as 7.000% Series K Cumulative Preferred Stock, 2,000,000 are designated as 6.750% Series KB Cumulative Preferred Stock, 2,000,000 are designated as 6.500% Series KC Cumulative Preferred Stock, 2,000,000 are designated as 6.25% Series KD Cumulative Preferred Stock, 3,196,000 are designated as 6.375% Series L Term Preferred Stock, and 11,956,000 are Term Preferred Stock without further designation. The aggregate par value of all authorized shares of stock having par value is $2,000,000. If shares of one class or series of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article V, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes and series that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. A majority of the Board of Directors, without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.
Section 5.2     Common Stock.
(a)     Description. Except as may otherwise be specified in the terms of any class or series of Common Stock, each share of Common Stock shall entitle the holder thereof to one vote per share on all matters upon which stockholders are entitled to vote pursuant to Article VI. The Board of Directors may classify or reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.
(b)     Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or any distribution of the assets of the Corporation, such assets or the proceeds thereof shall be distributed among the holders of the Class R Common Stock, the Class RIA Common Stock and the Class I Common Stock ratably in the same proportion as the respective amounts that would be payable on such Class R Common Stock, Class RIA Common Stock and Class I Common Stock.
(c)     Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Stock, each holder of a share of Common Stock shall vote together with the holders of all other shares of Common Stock entitled to vote, and the holders of the Common Stock shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the stockholders.
(d)     Mandatory Declassification. Upon the occurrence or effectiveness of a Listing, all outstanding shares of Class R Common Stock, Class RIA Common Stock and Class I Common Stock shall automatically be declassified and converted into identical shares of Common Stock. The term “Listing” shall mean the listing of the Common Stock on a national securities exchange, but shall not include the listing of the Common Shares on any over-the-counter market or any exchange operated by the OTC Markets Group Inc.
Section 5.3     Preferred Stock. The Board of Directors may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of preferred stock (“Preferred Stock”).
Section 5.4     Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.
Section 5.5     Inspection of Books and Records. A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.

Section 5.6     Charter and Bylaws. The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws. The Board of Directors shall have the exclusive power to make, alter, amend or repeal the Bylaws.
Section 5.7.     Transfer Restrictions. During the Restricted Period, a stockholder shall not transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber (collectively, “Transfer”) any shares of Common Stock acquired prior to a Listing to any person or entity unless (i) the Board of Directors provides prior written consent and (ii) the Transfer is made in accordance with applicable securities and other laws. The “Restricted Period” begins on the date of the Listing and ends (i) 90 days after the date of the Listing for one-quarter of the shares of Common Stock held by a stockholder prior to the date of the Listing; (ii) 180 days after the date of the Listing for an additional one-quarter of the shares of Common Stock held by a stockholder prior to the date of the Listing; and (iii) 270 days after the date of the Listing for an additional one-quarter of the shares of Common Stock held by a stockholder prior to the date of the Listing. The Board may impose certain conditions in connection with granting its consent to a Transfer. Any purported Transfer of any shares of Common Stock effected in violation of this Section 5.7 shall be void ab initio and shall have no force or effect, and the Corporation shall not register or permit registration of (and shall direct its transfer agent, if any, not to register or permit registration of) any such purported Transfer on its books and records.
ARTICLE VI
AMENDMENTS; CERTAIN EXTRAORDINARY TRANSACTIONS
Section 6.1     Amendments Generally. The Corporation reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.
Section 6.2     Approval of Certain Extraordinary Actions and Charter Amendments.
(a)     Required Votes. The affirmative vote of the holders of shares entitled to cast at least 80 percent of the votes entitled to be cast on the matter, each voting as a separate class, shall be necessary to effect:
(i)     Any amendment to the Charter of the Corporation to make the Corporation’s Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);
(ii)     The liquidation or dissolution of the Corporation and any amendment to the Charter of the Corporation to effect any such liquidation or dissolution;
(iii)     Any amendment to Section 4.1, Section 4.2, Section 4.9, Section 6.1 or this Section 6.2;
(iv)     Any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the Corporation that the MGCL requires be approved by the stockholders of the Corporation; and
(v)     Any transaction between the Corporation and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or any successor provision), and any person controlling, controlled by or under common control with any such person or member of such group, that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally;

provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Board of Directors, approve such proposal, transaction or amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such proposal, transaction or amendment; and provided further, that, with respect to any transaction referred to in (a)(v) above, if such transaction is approved by the Continuing Directors, by a vote of at least two-thirds of such Continuing Directors, no stockholder approval of such transaction shall be required unless the MGCL or another provision of the Charter or Bylaws otherwise requires such approval.
(b)     Continuing Directors. “Continuing Directors” means (i) the directors identified in Section 4.1, (ii) the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies on the Board is approved by a majority of the directors identified in Section 4.1, who are on the Board at the time of the nomination or election, as applicable, or (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors, who are on the Board at the time of the nomination or election, as applicable.
Section 6.3     Tender Offers. If any person makes a tender offer, including, without limitation, a “mini-tender” offer, such person must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than 5% of the outstanding shares of Common Stock; provided, however, that, unless otherwise required by the Securities Exchange Act of 1934, as amended, such documents are not required to be filed with the SEC. In addition, any such person must provide notice to the Corporation at least 10 Business Days prior to initiating any such tender offer. If any person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant person’s shares of Common Stock and any shares of Common Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the most recently disclosed estimated value per share as determined in accordance with the Corporation’s valuation policy, as such valuation policy is amended from time to time or (ii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased shares of Common Stock to the Corporation. In addition, any person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 6.3, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 6.3. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 6.3 shall be of no force or effect upon a Listing.
ARTICLE VII
LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES
Section 7.1     Limitation of Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.
Section 7.2     Indemnification and Advance of Expenses. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, manager, managing member or trustee of another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.
Section 7.3     1940 Act. The provisions of this Article VII shall be subject to the limitations of the 1940 Act.
Section 7.4     Amendment or Repeal. Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article VII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
THIRD: The amendment to and restatement of the Charter as hereinabove set forth have been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.
FOURTH: The current address of the principal office of the Corporation in Maryland is as set forth in Article III of the foregoing amendment and restatement of the Charter.
FIFTH: The name and address of the Corporation’s current resident agent in Maryland is as set forth in Article III of the foregoing amendment and restatement of the Charter.
SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article IV of the foregoing amendment and restatement of the Charter.
SEVENTH: The foregoing amendment and restatement of the Charter does not change the authorized stock of the Corporation.
EIGHTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested by its Secretary as of [ ], [ ].

ATTEST:		PRIORITY INCOME FUND, INC.

		By:	(SEAL)
Name:	Kristin Van Dask	Name:	M. Grier Eliasek
Title:	Secretary	Title:	President

Priority Income Fund

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-884-4725 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Priority Income Fund, Inc.

The undersigned stockholder hereby appoints M. Grier Eliasek, with power of substitution, as proxy, and hereby authorizes him to represent and vote, as provided on the other side, all shares of the Priority Income Fund, Inc. that the undersigned is entitled to vote as of the record date and, in his discretion, upon such other business as may properly come before the Annual Meeting of Stockholders of the Fund to be held at 10 East 40th Street, 42nd Floor, New York, New York 10016, or at a different location or solely by means of remote communications (as described below) on Tuesday, December 16, 2025 at 1:30 p.m. Eastern Time, or at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting.

The Fund currently intends to hold the Annual Meeting virtually via live audio webcast. If the Annual Meeting will be held in person, the Fund will announce that fact as promptly as practicable, and details on how to participate will be filed with the U.S. Securities and Exchange Commission as additional proxy materials. Please monitor the website at which the Fund's proxy material is available at https://vote.proxyonline.com/priority/docs/pris.pdf for updated information.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Fund is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Fund's Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by stockholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-884-4725**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2025. THE PROXY STATEMENT IS AVAILABLE AT:** https://vote.proxyonline.com/priority/docs/pris.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Priority Income Fund, Inc.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" the proposal(s). The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" THE PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S):

	FOR	AGAINST	ABSTAIN
1.1 Eugene S. Stark	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]